               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                           FORM 8 - K

                         CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of
1934.

Date of Report                                January 7, 2009
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                        Omagine, Inc.
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    (Exact name of registrant as specified in its charter)



   Delaware                0-17264            20-2876380
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(State or other          (Commission        (IRS Employer
jurisdiction of          File Number)       Identification
incorporation)                                  Number)

   350 Fifth Avenue, Suite 1103, New York, N.Y.          10118
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    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code  (212)563-4141
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act;
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act;
[ ] Pre-commencement communication pursuant to rule 14d-2(b) under the Exchange Act;
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01 Regulation FD Disclosure
-----------------------------------

     On January 7, 2009 the Company issued a press release regarding the previously reported agreements (the "SEDA
Agreement" and the "Registration Rights Agreement") between the Registrant and YA Global Investments, L.P.


Item 9.01 Financial Statements and Exhibits
---------------------------------------------

     (c)  Exhibits.


    EX 99     A copy of the press release dated January 7,
2009 is filed as an exhibit hereto.




                           SIGNATURES
                           ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 7, 2009

                                 Omagine, Inc.
                              ---------------------------------
                                (Registrant)

                              BY: /s/ Frank J. Drohan
                                  -----------------------
                                   Frank J. Drohan,
                                   Chairman of the Board,
                                   President and Chief
                                   Executive Officer